THIS SHARE PURCHASE AGREEMENT is made as of November 14, 1998


BETWEEN: DECTRON INTERNATIONALE INC., a corporation incorporated under the laws of Canada;

                            (hereinafter, "DECTRON")


AND: INVESTISSEMENTS NOVACAP INC., a company incorporated under Part IA of the COMPANIES ACT (Quebec);

                            (hereinafter, "NOVACAP")


AND:                        9048-3140 QUEBEC INC., a company incorporated under
                            Part 1A of the COMPANIES ACT (Quebec);


AND: HARRY TOPIKIAN, businessman, residing and domiciled at 5037 Notre-Dame, Laval, Province of Quebec;


AND: NICK AGOPIAN, businessman, residing and domiciled at 26 Malard, Dollard-des-Ormeaux, Province of Quebec;


AND: BRIAN MONK, businessman, residing and domiciled at 2300 Ward, Condo 207, St-Laurent, Province of Quebec;


                            (Novacap, 9048-3140 Quebec inc., Harry Topikian, Nick Agopian and Brian Monk are hereinafter collectively referred to as the "VENDORS")


WHEREAS Cascade Technologies Inc. ("CASCADE") is a company incorporated under
Part IA of the COMPANIES ACT (Quebec);

WHEREAS the authorized capital of Cascade consists of an unlimited number of Class A shares, Class B shares, Class C shares, Class E shares and Class F shares and of 305,270 Class D shares of which 1,000,000 Class A shares, 617,296 Class C shares, 305,270 Class D shares and 208,843 Class E shares are issued and outstanding as fully-paid shares;

WHEREAS Dectron wishes to purchase, and the Vendors desire to sell, directly and indirectly, all but not less than all of the issued and outstanding shares of every class of Cascade;

IN CONSIDERATION of the mutual covenants in this Agreement, and of other consideration (the receipt and sufficiency of which are acknowledged by each of Dectron and the Vendors), they agree as follows.


                                    ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS.  In this Agreement,

         "AFFILIATE" has the meaning ascribed to such term by subsection 1(4) of the CANADA BUSINESS CORPORATIONS ACT;

         "AGREEMENT" means this agreement to purchase shares including all attached schedules, as the same may be supplemented, amended, restated or replaced from time to time;

         "ARTICLES" means the respective articles of incorporation, amendment, continuance and/or amalgamation, as the case may be, of Cascade or of its Subsidiaries;

         "ASSETS" means all of the assets, real and personal, tangible and intangible, and undertaking of Cascade or of its Subsidiaries, as the case may be;

         "BOOKS AND RECORDS" means the accounting records and all books, records, books of account, sales and purchase records, lists of suppliers and customers, business reports and research and development information of Cascade and each of the Subsidiaries, including without limitation, all data and information stored electronically or on computer related media;

         "BUSINESS" means the business carried on by P.M. Wright Ltd., consisting in the manufacturing, distribution and servicing of heating, ventilation and air purification systems;

         "BUSINESS DAY" means a day other than a Saturday or Sunday and on which most Canadian chartered banks are open for the transaction of domestic business in Montreal, Quebec;

         "CLAIMS" means any domestic or foreign demand, action, cause of action, damage, loss, cost, liability, expense or requirements, governmental or otherwise, including the cost of legal representation in respect thereof and any interest or penalty arising in connection therewith;

         "CLOSING" means the completion of the sale to, and purchase by, Dectron of, the Shares and the completion of all other transactions contemplated by this Agreement which are to occur contemporaneously with the purchase and sale of the Shares;

         "CLOSING DATE" means December 4, 1998, or such other Business Day as the Parties agree in writing as the date that the Closing shall take place;

         "CLOSING TIME" means 10:00 a.m. on the Closing Date or such other time on that date as the Parties agree in writing that the Closing shall take place;

         "DATA ROOM" means the data room referred to in Section 7.3;

         "EMPLOYEES" means the employees of the Business;

         "ENCUMBRANCE" means any security interest, mortgage, lien, hypothec, pledge, security by way of assignment, charge, deemed trust or a voting trust or pooling or any other shareholders agreement with respect to securities, an adverse claim or any other right or option, affecting the Assets or the Shares;

         "ENVIRONMENTAL LAWS" means all federal, provincial or municipal statutes, regulations, by-laws, or policies and orders of any Governmental Authority, having the force of law, relating in whole or in part to the protection of the environment;

         "FINANCIAL STATEMENTS" means (i) the audited consolidated financial statements of Cascade for the fiscal year ended April 30th, 1998, consisting of a balance sheet, statement of earnings and retained earnings, statement of changes in financial position, the notes thereto and the report of the auditor thereon, and (ii) the unaudited interim financial statements of Cascade for the five-month period from May 1st, 1998 to September 30th, 1998 inclusively, consisting of a balance sheet, statement of income and retained earnings, copies of which are attached as Schedule 3.6;

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants, or any successor institute, applicable as at the date on which any calculation or determination is required to be made in accordance with generally accepted accounting principles, and where the Canadian Institute of Chartered Accountants includes a recommendation in its Handbook concerning the treatment of any accounting matter, such recommendation shall be regarded as the only generally accepted accounting principle applicable to the circumstances that it covers;

         "GOVERNMENTAL AUTHORITY" means any government whether federal, provincial or municipal and any governmental agency, governmental authority, governmental tribunal or governmental commission of any kind whatever;

         "INCLUDING" means "including without limitation" and the term "including" shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it;

         "LICENCE" means any licence, permit approval, right, privilege, concession or franchise issued, granted, conferred or otherwise created by a Governmental Authority;

         "MATERIAL CONTRACTS" has the meaning set forth in Schedule 7.3;

         "PERMITTED ENCUMBRANCES" means:

         (a) inchoate or statutory liens for taxes or utility rates or charges not at the time overdue;

         (b) inchoate or statutory liens for overdue taxes or utility rates or charges the validity of which Cascade or the Subsidiaries is contesting in good faith but only for so long as such contestation effectively postpones enforcement of any such liens taxes or utility rates or charges;

         (c) statutory liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and similar legislation;

         (d) liens and privileges arising out of any judgment with respect to which Cascade or the Subsidiaries intends to prosecute an appeal or proceedings for review but only for so long as there is a stay of execution pending the determination of such appeal or proceedings for review;

         (e) security given by Cascade or the Subsidiaries to a public utility or any Governmental Authority when required in the ordinary course of business; and

         (f) construction or repair or storage liens arising in the ordinary course of business which are not overdue or which are being contested in good faith;

         any such overdue taxes or utility rates or charges that are contested, any such judgment giving rise to any liens or privileges, any such security given to public utilities and any such construction repair or storage liens, that are known to the Vendors, shall be disclosed in
         Schedule 3 hereto;

         "PERSON" shall be broadly interpreted and includes an individual, body corporate, partnership, Joint venture, trust, association, unincorporated organization, the Crown, any Governmental Authority or any other entity recognized by law;

         "PRIME RATE" for any day means the rate of interest expressed as a rate per annum that the National Bank of Canada establishes at its head office in Montreal, Quebec as the reference rate of interest that it shall charge on that day for Canadian dollar demand loans to its customers in Canada and which it at present refers to as its prime rate;

         "PURCHASE PRICE" means the purchase price to be paid by Dectron for the Shares as provided in Section 2.2;

         "SUBSIDIARIES" means the subsidiaries (as such term is understood in the CANADA BUSINESS CORPORATIONS ACT) of Cascade, namely P.M. Wright Ltd., Purafil Canada Ltee and 122248 Canada Inc.;

         "SHARES" means all of the issued and outstanding shares in the share capital of Cascade, namely the outstanding shares specified in the preamble hereto;

1.2 GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. All accounting and financial terms used herein, unless specifically provided to the contrary, shall be interpreted and applied in accordance with Generally Accepted Accounting Principles.

1.3 PREAMBLE AND SCHEDULES. The Preamble and Schedules to this Agreement form an integral part hereof. All Schedules shall form an integral part of the Data Room and shall as well be subject to the due diligence review.

1.4 HEADINGS. The division of this Agreement into articles, sections, subsections and schedules and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The article, section, subsection and schedule headings in this Agreement are not intended to be full or precise descriptions of the text to which they refer and are not to be considered part of this Agreement. All uses of the words "hereto", "herein", "hereof", "hereby" and "hereunder" and similar expressions refer to this Agreement and not to any particular section or portion of it. References to an Article, Section, Subsection or Schedule refer to the applicable article, section, subsection or schedule of this Agreement.

1.5 NUMBER AND GENDER. In this Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.

1.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, negotiations, discussions and understandings, written or oral, between the Parties in respect of the purchase and sale of the Shares. There are no representations, warranties, conditions, other agreements or acknowledgements, whether direct or collateral, express or implied, that form part of or affect this Agreement, or which induced any party to enter into this Agreement or on which reliance is placed by any party, except as specifically set forth in this Agreement or in the Closing Documents.

1.7 AMENDMENT. This Agreement may be amended, modified or supplemented only by a written agreement signed by each party.

1.8 WAIVER OF RIGHTS. Any waiver of, or consent to depart from the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

1.9 APPLICABLE LAW. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws in force in the Province of Quebec (excluding any conflict of laws, rule or principle which might refer such interpretation to the laws of another jurisdiction). Each party irrevocably submits to the non-exclusive jurisdiction of the courts of Quebec with respect to any matter arising hereunder or related hereto.

1.10 CURRENCY. Unless specified otherwise, all statements of or references to dollar amounts in this Agreement are to lawful money of Canada.

1.11 PERFORMANCE ON HOLIDAYS. If any action is required to be taken pursuant to this Agreement on or by a specified date which is not a Business Day, then such action shall be valid if taken on or by the next succeeding Business Day.

1.12 CALCULATION OF TIME. In this Agreement, a period of days shall be deemed to begin on the first day after the event which began the period and to end at 6:00 p.m. (Montreal time) on the last day of the period. If, however, the last day of the period does not fall on a Business Day, the period shall terminate at 6:00 p.m. (Montreal time) on the next Business Day.

1.13 THIRD PARTY BENEFICIARIES. Nothing in this Agreement or in any Closing Document is intended expressly or by implication to, or shall, confer upon any Person other than the Parties, any rights or remedies of any kind.

                                    ARTICLE 2
                           PURCHASE AND SALE OF SHARES

2.1 PURCHASE AND SALE OF SHARES. Dectron agrees to purchase the Shares and the Vendors agree to sell and transfer their Shares to Dectron on the Closing Time and subject to the terms and conditions of this Agreement.

2.2 PURCHASE PRICE. The Purchase Price for the Shares is Three Million Five Hundred Thousand Dollars ($3,500,000), payable in full by bank draft or wire transfer of funds on the Closing Time. The Purchase Price shall be apportioned and paid to the Vendors pursuant to Schedule 2.2.


                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE VENDORS

The Vendors jointly represent and warrant to Dectron as set out in the following Subsections of this Section and acknowledge that Dectron is relying upon such representations and warranties in entering into this Agreement. Dectron acknowledges that the representations and warranties of the Vendors set forth in this Article 3 are qualified by the information disclosed in or referred to in this Agreement and in Schedule 3 ("Disclosure Schedule") hereto.

3.1      CORPORATE MATTERS.

         3.1.1 Cascade is a company amalgamated and existing under the laws of the province of Quebec, and no proceedings have been taken or authorized by Cascade with respect to (i) the bankruptcy, insolvency, liquidation, dissolution or winding up of Cascade or any of the Subsidiaries, or (ii) with respect to any amalgamation, merger, consolidation, arrangement or reorganization relating to Cascade or any of the Subsidiaries.

         3.1.2 Cascade has no subsidiaries other than the Subsidiaries, each being a corporation incorporated under the CANADA BUSINESS CORPORATIONS ACT. All of the issued and outstanding shares of the Subsidiaries are held by Cascade, except for one (1) preferred share of P.M. Wright Ltd. held by 122248 Canada Inc. (which is a wholly-owned subsidiary of Cascade), in each case by good and marketable title, free and clear of all Encumbrances.

         3.1.3 Each of Cascade and its Subsidiaries has the corporate power and capacity to own or lease its Assets and to carry on its business as at present carried on. Cascade's and 122248 Canada Inc.'s businesses are limited to the holding of shares in P.M. Wright Ltd. and Purafil Canada Ltee does not carry on business. P.M. Wright Ltd. possesses all Licences material to the conduct of the Business. Neither the nature of the

                  Business nor the location or character of any of the Assets requires Cascade or the Subsidiaries to be registered, licensed or otherwise qualified as an extra-provincial or foreign corporation or to be in good standing in any jurisdiction other than jurisdictions where they are duly registered, licensed or otherwise qualified for such purpose and as such are in good standing pursuant thereto.

         3.1.4 This Agreement has been duly executed and delivered by each of the Vendors and constitutes a valid and binding obligation of each of the Vendors enforceable against each of the Vendors in accordance with its terms.

         3.1.5 A true copy of the Articles and all by-laws of each of Cascade and the Subsidiaries, which constitute all of their respective constating documents and by-laws, shall be provided in the Data Room.

         3.1.6 The corporate records of each of Cascade and the Subsidiaries to be provided in the Data Room shall reflect all material resolutions passed by the directors and shareholders of each of Cascade and the Subsidiaries for the period covered by these corporate records, which shall be for a minimum of four
                  (4) years.

3.2 AUTHORIZED AND ISSUED CAPITAL OF CASCADE. The authorized capital and the issued and outstanding shares of Cascade immediately prior to the Closing is as described in the preamble hereto, all of which shares have been validly issued and are outstanding as fully paid and non-assessable shares.

3.3 TITLE TO SHARES. Each of the Vendors has good and marketable title to the Shares registered in his or its name (as the case may be), free and clear of all Encumbrances. The Shares shall constitute all of the issued and outstanding shares of Cascade. On the Closing Date, there shall be no restrictions on the transfer of the Shares except those set forth in Cascade's Articles.

3.4 ABSENCE OF CONFLICTING AGREEMENTS. None of the execution and delivery of, or the observance and performance by the Vendors of, any covenant or obligation under this Agreement or pursuant to or in connection with the Closing:

         3.4.1 contravenes or results in, or will contravene or result in, a violation of or a default under (with or without the giving of notice or lapse of time, or both) or in the acceleration of any obligation under:

                  (a) the Articles or directors or shareholders resolutions of Cascade or of the Subsidiaries; or

                  (b) the provisions of any Material Contract to which Cascade or P.M. Wright Ltd. is a party, or by which it or its material Assets may be bound or affected.

3.5 CONSENTS, APPROVALS. To the best of the Vendors' knowledge, no consent, approval, authorization, registration, declaration or filing with any Governmental Authority is required by the Vendors or Cascade in connection with the execution and delivery by the Vendors of this Agreement, or the observance and performance by the Vendors of their obligations under this Agreement.

3.6 FINANCIAL STATEMENTS. The Financial Statements have been prepared in accordance with Generally Accepted Accounting Principles, applied on a basis consistent with that of the preceding periods, and present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and financial condition of Cascade and each of the Subsidiaries and the results of the operations of Cascade and each of the Subsidiaries, as at the dates thereof and for the periods covered thereby. No information has become available to the Vendors or Cascade that would render the Financial Statements materially and adversely incomplete or inaccurate.

3.7 UNDISCLOSED LIABILITIES. Neither Cascade nor any of the Subsidiaries has any material liabilities except liabilities disclosed or provided for in the Financial Statements and liabilities incurred in the ordinary course of business since September 30, 1998, which are consistent with past practice, are not, in the aggregate, material and adverse to Cascade or the Shares, or to the Business and do not materially violate any covenant contained in this Agreement or constitute a material breach of any representation or warranty made in or pursuant to this Agreement.

3.8      ABSENCE OF CHANGES.  Since September 30, 1998:

         3.8.1 P.M. Wright Ltd. has conducted the Business in the ordinary course and has used its best efforts to preserve the Business and the Assets;

         3.8.2 there has not been any change in the condition of the Business other than changes in the ordinary course of business and such changes have not, either individually or in the aggregate, been materially adverse and have not had a material adverse effect on the condition of the Business; and

         3.8.3 there has not been any damage, destruction, loss, labour dispute or other event, development or condition of any character (whether or not covered by insurance) which has had a material adverse affect on Cascade, P.M. Wright Ltd. or the condition of the Business.

3.9 ABSENCE OF UNUSUAL TRANSACTIONS. Since September 30, 1998, neither Cascade nor the Subsidiaries has, other than in the ordinary course of business:

         (a) transferred, assigned, sold or otherwise disposed of any of the Assets;

         (b) made any material change in the method of billing customers or the credit terms made available by the Business to customers of the Business;

         (c) increased the compensation paid or payable to the Employees or increased the benefits to which such Employees are entitled under any benefit plan or created any new benefit plan for any such Employees nor has there been the creation of any new executive managerial position;

         (d)      entered into, modified, amended or terminated any Material
                  Contract;

         (e) issued or sold any of its shares or other securities or issued, granted or delivered any right, option or other commitment for the issuance of any such securities;

         (f) declared or paid any dividend or other distribution in respect of any shares in its capital or purchased or redeemed any such shares.

3.10 TAX MATTERS. Cascade and each of the Subsidiaries has prepared and filed all its income and goods and services tax ("Taxes") returns substantially on time and with all appropriate Governmental Authorities for all fiscal periods ending prior to the date hereof. Each such tax return was correct and complete in all material respects.

         Cascade and each of the Subsidiaries has paid all Taxes due and payable by it as reflected on said tax returns and has paid all assessments and reassessments it has received in respect of same. The provisions for Taxes reflected in the Financial Statements are sufficient to cover all liabilities for Taxes that have been assessed against Cascade and each of the Subsidiaries or that are accruing due in respect of the Business, during the periods covered by the Financial Statements and all prior periods. Except to the extent provided for in the Financial Statements, none of Cascade or the Subsidiaries is liable for any Taxes at the date hereof or for the payment of any instalment in respect of Taxes due in respect of its current taxation year up to the date hereof and, except as aforesaid, no such Taxes are required to be provided for.

         There are no reassessments of Taxes that have been issued and are outstanding and Cascade is not aware of any pending or threatened assessment or reassessment for Taxes. None of Cascade or the Subsidiaries has executed or filed with any Governmental Authority any agreement extending the period for assessment, reassessment or collection of any Taxes.

         None of the Vendors is a non-resident of Canada, as defined in the INCOME TAX ACT (Canada). Cascade and each of the Subsidiaries is a Canadian controlled private corporation, as defined in the INCOME TAX ACT (Canada).

3.11 CONTRACTS. Except for the Material Contracts to be provided in the Data Room, neither Cascade nor P.M. Wright Ltd. is a party to or bound by any Material Contract, whether oral or written. The Material Contracts are all in full force and effect with no amendments and contain no change of corporate control provision that will not have been waived by the Closing Date. Each of Cascade and the Subsidiaries has complied with all material terms thereof, has paid all amounts due thereunder, has not waived any material rights thereunder and no material default or breach exists in respect thereof on the part of any of the parties thereto and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a material default or breach.

3.12 BANK ACCOUNTS; ABSENCE OF GUARANTEES. Attached as Schedule 3.12 hereto is a list of all accounts maintained by Cascade and the Subsidiaries with any financial institution as well as the complete list of the names of persons exercising signing authority thereunder and details as to their respective signing authority thereunder. Neither Cascade nor the Subsidiaries has given or agreed to give, or is a party to or bound by, any guarantee of indebtedness or other obligations of third parties or any other commitment by which Cascade or any of the Subsidiaries is, or is contingently, responsible for such indebtedness or other obligations.

3.13 RESTRICTIONS ON BUSINESS. Neither Cascade nor the Subsidiaries is a party to any agreement, lease, mortgage, security document, obligation or instrument, limiting its right to conduct any business.

3.14 COMPLIANCE WITH APPLICABLE LAW. To the best of the Vendors' knowledge, P.M. Wright Ltd. is conducting its Business in compliance with all material applicable laws, and not in breach of any material provision of any applicable law, except for breaches which in the aggregate are not material.

3.15 COLLECTIVE AGREEMENTS. Neither Cascade nor the Subsidiaries is a party to any Collective Agreement. No trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent holds bargaining rights with respect to any of the Employees by way of certification, interim certification, voluntary recognition, or successor rights. To the best of knowledge of Vendors, there are no current threatened or pending union organizing activities involving the Employees.

3.16 LITIGATION. There is no material pending claim, demand, suit, action, cause of action, litigation, investigation, grievance, arbitration or governmental proceeding, including appeals and applications for review, in progress against, by or relating to Cascade or the Subsidiaries, or adversely affecting the Shares, the Assets or the Business, nor to the best of the knowledge of the Vendors are any of the same threatened.

3.17 ASSETS. Except for Permitted Encumbrances and as disclosed in the Financial Statements or elsewhere in this Agreement, P.M. Wright Ltd. has good and marketable title to all of its Assets free and clear of all Encumbrances.

3.18 INTELLECTUAL PROPERTY RIGHTS. Schedule 3.18 sets forth a true and complete list of all registered patents and trademarks owned or held by Cascade or P.M. Wright Ltd. These intellectual property rights are owned by or validly licensed to Cascade or P.M. Wright Ltd. To the best knowledge of the Vendors, all registrations and filings necessary to preserve the rights of Cascade or P.M. Wright Ltd. in said intellectual property rights described in Schedule 3.18 have been made in the jurisdictions mentioned in Schedule 3.18 and the Vendors are not aware of any material infringement of, or other material interference with said intellectual property rights by third parties or any claim by any Person that any of these intellectual property rights are, or may be, invalid or unenforceable. The shareholders hereby confirm that if any of them hold Intellectual Property Rights of Cascade or its Subsidiaries in their name or in the name of an affiliate of them, they hereby renounce, and will cause any such affiliate to renounce, to any proprietary claim to such Intellectual Property Rights and agree to execute any documentation that may be reasonably required to effect a transfer of their rights to Cascade or any of its Subsidiaries.

3.19 ENVIRONMENTAL MATTERS. P.M. Wright Ltd. possesses the Environmental permits listed in Schedule 3.19, and all of which are in full force and effect and, to the best of the Vendors' knowledge, have been complied with in all material respects. There are no proceedings in progress, or to the knowledge of the Vendors, Cascade or the Subsidiaries pending or threatened, which may result in the cancellation, revocation, suspension, or modification of any said Environmental permit. To the best of the Vendors' knowledge, neither the Subsidiaries nor Cascade has been charged with or convicted of an offence for non-compliance with or breach of any Environmental Law nor have the Subsidiaries or Cascade been fined or otherwise sentenced for non-compliance with or breach of any Environmental Law, and neither the Subsidiaries nor Cascade is under investigation related to any breach or alleged breach of or non-compliance with any Environmental Law.

3.20 MAJOR SUPPLIERS AND CUSTOMERS. To the best knowledge of the Vendors, no major supplier or customer has indicated its intention to change its relationship or any material terms upon which it will conduct business with Cascade or the Subsidiaries in the future


                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF DECTRON

         Dectron hereby represents and warrants to the Vendors as set out in the following Subsections of this Section and acknowledges that the Vendors are relying upon such representations and warranties in entering into this Agreement. The Vendors acknowledge that the representations and warranties of Dectron set forth in this Article 4 are qualified by the information disclosed in or referred to in this Agreement.

4.1 CORPORATE MATTERS. Dectron is a corporation duly incorporated, organized, and validly existing in good standing under the laws of its jurisdiction of incorporation. No proceedings have been taken or authorized by Dectron or, to the best of Dectron's knowledge, by any other Person, with respect to the bankruptcy, insolvency, liquidation, dissolution or winding up of Dectron.

4.2 CORPORATE POWER AND DUE AUTHORIZATION. Dectron has the corporate power and capacity to execute and deliver, and to observe and perform its covenants and obligations under, this Agreement. Dectron has taken all corporate action necessary to authorize the execution and delivery of, and the observance and performance of its covenants and obligations under this Agreement.

4.3 ABSENCE OF CONFLICTING AGREEMENTS. None of the execution and delivery of, or the observance and performance by Dectron of, any covenant or obligation under this Agreement contravenes or results in (with or without the giving of notice or lapse of time, or both) or will contravene or violate in any material respect or result in any material breach or default of, or acceleration of any obligation under the articles, by-laws, directors' or shareholders' resolutions of Dectron, or any agreement, lease, mortgage, security document, obligation or instrument to which Dectron is a party or by which Dectron or its assets is affected or bound.

4.4 ENFORCEABILITY OF OBLIGATIONS. This Agreement has been duly executed and delivered by Dectron, and this Agreement constitutes a valid and binding obligation of Dectron enforceable against Dectron in accordance with its terms.

4.5 CONSENTS AND APPROVALS. No consent, approval, authorization, registration, declaration or filing with any Governmental Authority is required by Dectron in connection with the execution and delivery by Dectron of this Agreement, or the observance and performance by Dectron of its obligations under this Agreement, except for the filing of a copy of this Agreement in accordance with US Securities Exchange Commission requirements, if any.


                                    ARTICLE 5
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE PARTIES. All representations and warranties made by the Parties in this Agreement shall survive the Closing for a period of two (2) years after the Closing Date except for the representation and warranty set forth in
         Section 3.10, which shall survive until the expiry of the last day upon which any Governmental Authority may, in the absence of fraud or any misrepresentation that is attributable to neglect, carelessness or wilful default, issue an assessment for Taxes owing by Cascade in respect of a period ending on or prior to the Effective Time.

         After the expiration of such time periods, the Parties shall have no further liability hereunder with respect to such representations and warranties except with respect to claims properly made within such time periods.

                                    ARTICLE 6
                                 INDEMNIFICATION

6.1 INDEMNIFICATION FOR BREACHES OF REPRESENTATIONS AND WARRANTIES. The Vendors agree with Dectron and Dectron agrees with the Vendors (the party agreeing to indemnify another party being called the "INDEMNIFYING PARTY" and the party to be indemnified being called the "INDEMNIFIED PARTY") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any Claims which may be made or brought against the Indemnified Party or which it may suffer or incur as a result of, in respect of, or arising out of any non-fulfilment of any covenant or agreement on the part of the Indemnifying Party under this Agreement or any closing document or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained herein or in any closing document. Any amount which an Indemnifying Party is liable to pay to an Indemnified Party pursuant to this Section 6.1 shall bear interest at a rate per annum equal to the Prime Rate, calculated and payable monthly, both before and after judgment, from the date the Indemnified Party disbursed funds, suffered damages or losses or incurred a loss, liability or expense in respect of a Claim, to the date of payment by the Indemnifying Party to the Indemnified Party. Any amount which an Indemnifying Party is required to pay to an Indemnified Party pursuant to this Section 6.1 (including interest thereon) is called an "INDEMNIFIED LOSS". The foregoing obligation of indemnification in respect of such Claims shall be subject to the time limitation set forth in Sections 5.1 and ? hereof respecting the survival of the representations and warranties of the parties.

6.2 THIRD PARTY CLAIMS. If a Claim is made against an Indemnified Party by a third party for which the Indemnified Party may be entitled to indemnification under Section 6.1, the Indemnified Party shall give notice (the "INDEMNITY NOTICE") to the Indemnifying Party specifying the particulars of such claim within 30 days after it receives notification of the Claim. Failure to give such notice within such time period shall not prejudice the rights of an Indemnified Party except to the extent that the failure to give such notice materially adversely affects the ability of the Indemnifying Party to defend the Claim or to cure the breach or incorrectness of the representation, warranty, covenant or agreement giving rise to the Claim. The Indemnifying Party shall have the right to participate in any negotiations or proceedings with respect to such Claim at its own expense. The Indemnified Party shall not settle or compromise any such Claim without the prior written consent of the Indemnifying Party, unless the Indemnifying Party has not, within seven Business Days after the giving of the Indemnity Notice, given notice to the Indemnified Party that it wishes to dispute such Claim. If the Indemnifying Party does give such a notice, it shall have the right at its own cost and expense to assume the defence of such Claim and to defend such Claim in the name of the Indemnified Party. The Indemnified Party shall provide to the Indemnifying Party access to all files, books, records and other information in its possession or control which may be relevant to the defence of such Claim. The Indemnified Party shall co-operate in all reasonable respects in the defence of such Claim but at the expense of the Indemnifying

         Party. If the Indemnifying Party fails, after the giving of such notice, diligently and reasonably to defend such Claim throughout the period that such Claim exists, its right to defend the Claim shall terminate and the Indemnified Party may assume the defence of such Claim at the sole expense of the Indemnifying Party. In such event, the Indemnified Party may compromise or settle such Claim, without the consent of the Indemnifying Party. The Indemnifying Party agrees to make all reasonable efforts to assist the Indemnified Party to defend or settle any Claim, with services billed at normal rates of remuneration.

6.3 Notwithstanding Sections 6.1 and 6.2, the Vendors' obligation to indemnify Dectron shall be limited to Claims which individually exceed the sum of $ 5,000 per claim and which in the aggregate exceed the sum of $ 125,000 and the Vendors' liability towards Dectron shall be joint, in proportion to their respective holdings percentage of Class A shares sold to Dectron pursuant to this Agreement, and shall not, in the aggregate, exceed the Purchase Price.


                                    ARTICLE 7
                         CONDITIONS PRECEDENT TO CLOSING

7.1 CONDITIONS FOR THE BENEFIT OF DECTRON. The sale by the Vendors and the purchase by Dectron of the Shares is subject to the following conditions, which are for the exclusive benefit of Dectron and which are to be performed or complied with at or prior to the Closing Time:

         7.1.1 the Vendors shall have performed or complied with all of the covenants contained in this Agreement to be performed or complied with by the Vendors at or prior to the Closing Time;

         7.1.2 Dectron shall have completed its due diligence review of the Seller, Cascade and the Subsidiaries in accordance with
                  Section 7.3 hereof and, acting reasonably, be satisfied with the results thereof;

         7.1.3 the indebtedness of Cascade to Novacap in the amount of $500,000, as well as any other indebtedness owing to Cascade by any director, officer or shareholder of Cascade or any of the Subsidiaries or owing by Cascade to any such Person, shall be reimbursed in full, including without limitation as to principal, interest, fees and penalties (if any), at or before the Closing;

         7.1.4 no action or proceeding in Canada, domestic or foreign, will be pending or threatened by any person or Governmental Agency to enjoin, restrict or prohibit the sale and purchase of the Shares contemplated hereby;

         7.1.5 all consents, approvals, Orders and authorizations of any Person or Governmental Authorities (or registrations, declarations, filings or recordings with any of them), required for the Closing (other than routine post-closing notifications or filings), shall have been obtained or made on or before the Closing Time;

         7.1.6 at the Closing Time, all directors of Cascade and each of the Subsidiaries shall submit a resignation from all positions with Cascade and each of the Subsidiaries, and a release by each of them as well as the Vendors of all claims against Cascade and each of the Subsidiaries up to the Closing Time except for any matters for which such director is entitled to indemnity under the by-laws of Cascade and each of the Subsidiaries and any insurance related thereto; furthermore, Mr. Marcel Patenaude shall have resigned his positions with Cascade and its Subsidiaries on the terms agreed upon concurrently hereto;

         7.1.7 at Closing, the Vendors shall deliver or cause to be delivered to Dectron share certificates representing the Shares duly endorsed by the Vendors for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed, which shall be returned to Cascade against delivery of one or more new share certificates representing the Shares issued by Cascade to Dectron and evidence that Dectron has been entered on the books of Cascade as the sole holder of the Shares; and 9048-3140 Quebec Inc. shall deliver to Dectron satisfactory evidence confirming Cascade Technologies (Industriel) Inc. has changed its corporate name to a name that does not include reference to Cascade or a derivative or similarity thereof; furthermore, the Vendors shall provide to Dectron a legal opinion on Cascade and P. M. Wright Ltd.'s corporate status in a reasonable form and content;

         7.1.8 the representations and warranties contained in Article 3 shall be true and correct on and as of the Closing Date with the same effect as though made on and as of such date and the Vendors shall have delivered to Dectron a solemn declaration to such effect, dated such date, provided that the receipt of such solemn declaration and the Closing herein provided for shall not be a waiver of the representations, warranties, covenants and agreements which shall continue in full force and effect as provided herein; and

         7.1.9    Save and except for Investissements Novacap Inc., Vendors and
                  M. Patenaude shall on or before closing have executed and delivered to Dectron a reasonable Non- Competition, Non-Disclosure and Non-Sollicitation Agreement limited to two
                  (2) years in duration regarding the non-compete portion thereof.

         In case any material condition to be performed or complied with for the benefit of Dectron at or prior to the Closing Time has not been performed or complied with in any material respect at or prior to the Closing Time, Dectron, without limiting any other right that Dectron has, may at its sole option, either (i) rescind this Agreement by notice to the Vendors, and in such event Dectron shall be released from all obligations hereunder; or (ii) waive compliance with any such condition in whole or in part on such terms as may be agreed upon without prejudice to any of its rights of rescission in the event of non-performance or non-compliance with any other condition in whole or in part; and, if Dectron rescinds this Agreement, the Vendors shall also be released from all obligations hereunder.

7.2 CONDITIONS FOR THE BENEFIT OF THE VENDORS. The sale by the Vendors and the purchase by Dectron of the Shares is subject to the following conditions, which are for the exclusive benefit of the Vendors and which are to be performed or complied with at or prior to the Closing
         Time:

         7.2.1 Dectron shall have performed or complied with all of the terms, covenants and conditions of this Agreement to be performed or complied with by Dectron at or prior to the Closing Time;

         7.2.2 at Closing, Dectron shall deliver to the Vendors the certified cheques or bank drafts issued by Dectron to the order of the Vendors in accordance with Section 2.2 hereof;

         7.2.3 the representations and warranties contained in Article 4 shall be true and correct on and as of the Closing Date with the same effect as though made on and as of such date and Dectron shall have delivered to the Vendors a solemn declaration to such effect, dated such date, provided that the receipt of such solemn declaration and the Closing herein provided for shall not be a waiver of the representations, warranties, covenants and agreements which shall continue in full force and effect as provided herein; and

         7.2.4 the Vendors shall have been reimbursed all loans and advances made to Cascade or to any of its Subsidiaries.

         In case any material condition to be performed or complied with for the benefit of the Vendors at or prior to the Closing Time has not been performed or complied with in any material respect at or prior to the Closing Time, the Vendors, without limiting any other right that Vendors have, may at their sole option, either (i) rescind this Agreement by notice to Dectron, and in such event Vendors shall be released from all obligations hereunder; or (ii) waive compliance with any such condition in whole or in part on such terms as may be agreed upon without prejudice to any of their rights or rescission in the event of non-performance or non-compliance of any other condition in whole or in part; and, if Vendors rescind this Agreement, Dectron shall also be released from all obligations hereunder.

         Notwithstanding anything provided for in this Agreement to the contrary, the Vendors shall be entitled to request that the terms of the transactions provided for under this Agreement be restructured and modified in any reasonable fashion to attain a more efficient tax treatment of the transactions provided for in this Agreement for the Vendors, without causing adverse tax or other consequences for the other Parties, and Dectron and the Vendors and/or any one of them agree to execute and deliver any reasonable document and do all reasonable things considered necessary or useful in this connection. Without limiting the generality of the foregoing, such adjustments could include (i) the declaration (or deemed declaration) by Cascade (and/or its subsidiaries), prior to the Closing Date, of a dividend out of the so-called "Safe Income" account maintained for income tax purposes and, as appropriate, corresponding proportionate reduction of the Purchase Price; and (ii) the sale by the shareholders of 9048-3140 Quebec Inc. of their shares of such corporation to permit Marcel Patenaude to benefit fully from his capital gains tax exemption. This may also include the redemption and cancellation by 9048-3140 Quebec Inc. of the shares held by 1853-9130 prior to the Closing Time with corresponding adjustments to be made to the Purchase Price and conditions of the Purchase. No adjustment required herein will result in increasing the total consideration paid by Dectron under all of the transactions envisaged under this Agreement.

7.3 DUE DILIGENCE. Within two (2) Business Days following the execution of this Agreement and of a Confidentiality Agreement in favour of Cascade and the Vendors and in a form satisfactory to the Vendors, Dectron shall be authorized to commence a due diligence review of Cascade's and P.M. Wright Ltd.'s Businesses with a view of verifying the accuracy of the representations and warranties set forth in Article 3 hereof, according to the following.

         In this respect, by the second (2nd) Business Day following the execution of this Agreement, the Vendors shall first cause Cascade to establish a data room (the "Data Room") and to assemble therein in respect of Cascade and the Subsidiaries the documents and information relating to the Assets and the Business specified in Schedule 7.3, the whole so as to provide Dectron with the opportunity to verify same for a period of up to fifteen (15) days thereafter, provided that if Dectron requires an additional delay (not to exceed an additional seven
         (7) days) to conduct such verification, based on reasonable grounds, then the Vendors shall not unreasonably withhold such consent (which in any case shall be limited to an additional seven (7) days) and the other delays set forth in this Section 7.3 shall be extended by the same additional delay.

         The Vendors shall also cause Cascade to make the following persons available to respond to Dectron's reasonable questions for additional information during normal business hours and upon reasonable prior notice at a due diligence question period to be held between the tenth
         (10th) to the fifteenth (15) day inclusively following the commencement of Dectron's due diligence: the President, Vice-Presidents and Controller of Cascade and P.M. Wright Ltd.; it being understood, however, that Dectron shall not communicate with any other employee, director, officer or agent nor any customer or supplier of the Vendors, Cascade or the Subsidiaries without the Vendor's prior written consent.

         Dectron shall advise the Vendors in writing not later than the twentieth (20th) day following commencement of the due diligence process of any adverse element or material discrepancy between its due diligence review and the representations and warranties set forth in Article

         3 and, as the case may be, as to its decision to proceed or not to Closing in such respect. Should Dectron fail to so advise the Vendors within such delay, Dectron shall be deemed to have advised the Vendors that Dectron wishes to proceed to Closing.


                                    ARTICLE 8
                          CLOSING AND CLOSING DOCUMENTS

8.1 CLOSING. The sale and purchase of the Shares shall be completed at the Closing Time at the offices of Martineau Walker, 800 Square Victoria, Suite 3400, Montreal, Quebec.


                                    ARTICLE 9
                                     GENERAL

9.1 EXPENSES. Each party shall pay all expenses it incurs in authorizing, preparing, executing and performing this Agreement and the transactions contemplated hereunder, whether or not the Closing occurs, including all fees and expenses of its legal counsel, bankers, investment bankers, brokers, accountants or other representatives or consultants.

9.2 COMMISSION. Each party represents and warrants to the other party that such other party will not be liable for any brokerage commission, finder's fee or other similar payment in connection with the transactions contemplated hereby because of any action taken by, or agreement or understanding reached by, the first party.

9.3      TIME.  Time is of the essence of each provision of this Agreement.

9.4 NOTICES. Any notice, demand or other communication (in this Section, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if:

         9.4.1 delivered in person during normal business hours on a Business Day and left with a receptionist or other responsible employee of the relevant party at the applicable address set forth below;

         9.4.2    sent by prepaid first class mail; or

         9.4.3 sent by any electronic means of sending messages, including telex or facsimile transmission, which produces a paper record ("TRANSMISSION") during normal business hours on a Business Day charges prepaid and confirmed by prepaid first class mail; and

         in the case of a notice to the VENDORS, addressed to them at:

         -        INVESTISSEMENTS NOVACAP INC.
                  375 Rolland-Therrien Boulevard
                  Suite 210
                  Longueuil, Quebec
                  J4H 4A6

                  Attention: Mr. Jean-Pierre Chartrand or Mr. Jacques Foisy Telecopier No.: (450) 651-7585

         -        9048-3140 QUEBEC INC.
                  3999, Cote-Vertu
                  Saint-Laurent, Quebec
                  H4R 1R2

                  Attention:  Mr. Marcel Patenaude
                  Telecopier No.:  (514) 337-4820

         -        MR. HARRY TOPIKIAN
                  5037 Notre-Dame
                  Laval, Quebec
                  H7W 1V6

         -        MR. NICK AGOPIAN
                  26 Malard
                  Dollard-des-Ormeaux, Quebec
                  H9A 3G8

         -        MR. BRIAN MONK
                  2300 Ward, Condo 207
                  St-Laurent, Quebec
                  H4M 2V3

         and in the case of a notice to DECTRON, addressed to it at:

         -        DECTRON INTERNATIONALE INC.
                  4300 Poirier Boulevard
                  Montreal, Quebec
                  H4R 2C5

                  Attention: Mr. Ness Lakdawala
                  Telecopier No.: (514) 334-9184

         Each notice sent in accordance with this Section shall be deemed to have been received, either on the day it was delivered, or on the third
         (3rd) Business Day after it was mailed (excluding each Business Day during which there existed any general interruption of postal services due to strike, lockout or other cause), or on the same day that it was sent by Transmission, or on the first (1st) Business Day thereafter if the day on which it was sent by Transmission was not a Business Day, as the case may be. Any party may change its address for notice by giving notice to the other Parties in the manner set out above.

9.5 PUBLIC ANNOUNCEMENTS. No party shall make any public statement or issue any press release concerning the transactions contemplated by this Agreement except as may be necessary to comply with the requirements of all applicable laws or with the consent of the other parties which consent shall not be unreasonably withheld. If any such public statement or release is so required, the party making such disclosure shall consult with the other Parties prior to making such statement or release, and the Parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such statement or release which is satisfactory to all Parties.

9.6 ASSIGNMENT. Neither party may assign any rights or benefits under this Agreement, including the benefit of any representation or warranty, to any Person. Each party agrees to perform its obligations under this Agreement itself, and not to arrange in any way for any other Person to perform those obligations. No assignment of benefits or arrangement for substituted performance by one party shall be of any effect against the other party except to the extent that other party has consented to it in writing. Subject to the foregoing, this Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors (including any successor by reason of amalgamation or statutory arrangement of any party).

9.7 FURTHER ASSURANCES. Each party shall do such acts and shall execute such further documents, conveyances, deeds, assignments, transfers and the like, and will cause the doing of such acts and will cause the execution of such further documents as are within its power as any other party may in writing at any time and from time to time reasonably request be done and or executed, in order to give full effect to the provisions of each Closing Document.

9.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts. Each executed counterpart shall be deemed to be an original. All executed counterparts taken together shall constitute one agreement.

9.9 FACSIMILE EXECUTION. To evidence the fact that it has executed this Agreement, a party may send a copy of its executed counterpart to all other Parties by facsimile transmission. That party shall be deemed to have executed this Agreement on the date it sent such facsimile transmission. In such event, such party shall forthwith deliver to the other party the counterpart of this Agreement executed by such party.

TO WITNESS their agreement, the Parties have duly executed this Agreement at Montreal, Quebec, as of the date indicated hereinabove.

DECTRON INTERNATIONALE INC.                       INVESTISSEMENTS NOVACAP INC.


Per:  ------------------                          Per:  ------------------


9048-3140 QUEBEC INC.                             Per:  ------------------


Per:  ------------------                         -------------------------
      Marcel Patenaude                           NICK AGOPIAN


------------------------                         -------------------------
HARRY TOPIKIAN                                   BRIAN MONK